                                                                    Exhibit 99.2

                        Banc of America Securities [LOGO]

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-D
$841,984,000 (approximate)

Classes 1-A-1, 2-A-1 and 3-A-1
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

 Banc of America [LOGO]

April 7, 2003

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            To Roll/(1)/
------------------------------------------------------------------------------------------------------------------------------------
                                                              Est.   Est. Prin.          Expected                 Expected
                  Approx.                                     WAL      Window        Maturity to Roll  Delay      Ratings
   Class        Size/(2)/     Interest - Principal Type      (yrs)     (mos)            @ 25 CPR       Days    (Moody's/S&P)
Offered Certificates
--------------------
   1-A-1       $140,923,000   Variable - Pass-thru/(3)/        1.94    1 - 35          03/25/2006      24         Aaa /AAA
   2-A-1       $649,745,000   Variable - Pass-thru/(4)/        2.56    1 - 59          03/25/2008      24         Aaa /AAA
   3-A-1       $ 51,316,000   Variable - Pass-thru/(5)/        2.88    1 - 83          03/25/2010      24         Aaa /AAA

Not Offered Hereunder
---------------------
    B-1        $11,254,000                                                                                     Not Rated/AA
    B-2        $ 4,328,000                                                                                      Not Rated/A
    B-3        $ 3,029,000                                                                                     Not Rated/BBB
    B-4        $ 1,731,000                                                                                      Not Rated/BB
    B-5        $ 1,298,000                                                                                      Not Rated/B
    B-6        $ 1,300,215                                                                                     Not Rated/Not Rated
   1-A-P            TBD        Principal Only/(6)/                                                                Aaa/AAA
   2-A-P            TBD        Principal Only/(7)/                                                                Aaa/AAA
   3-A-P            TBD        Principal Only/(8)/                                                                Aaa/AAA
    SES             TBD         Interest Only/(9)/                                                                   N.A.
    WIO             TBD         Interest Only/(10)/                                                                  N.A.
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2006, March 2008 and March 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring in the month of and prior to January 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2006 and prior to the Distribution Date in April 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring in the month of and prior to November 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in November 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring in the month of and prior to January 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2010 and prior to the Distribution Date in April 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring in the month of or after April 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(7) For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(8) For each Distribution Date occurring in the month of or after April 2010, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(9) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities
--------------------------------------------------------------------------------
                                                                               2

(10) Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2 and (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities                                                     3
---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                            To Maturity
----------------------------------------------------------------------------------------------------------------------------
                                                              Est.       Est. Prin.    Expected                 Expected
                 Approx.                                      WAL         Window         Final        Delay      Ratings
   Class        Size/(1)/     Interest - Principal Type      (yrs)       (mos)/(2)/   Maturity/(2)/   Days    (Moody's/S&P)
Offered Certificates
--------------------
   1-A-1      $140,923,000   Variable - Pass-thru/(3)/         3.21      1 - 360      04/25/2033       24         Aaa /AAA
   2-A-1      $649,745,000   Variable - Pass-thru/(4)/         3.26      1 - 360      04/25/2033       24         Aaa /AAA
   3-A-1      $ 51,316,000   Variable - Pass-thru/(5)/         3.25      1 - 360      04/25/2033       24         Aaa /AAA
----------------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring in the month of and prior to January 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2006 and prior to the Distribution Date in April 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring in the month of and prior to November 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in November 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring in the month of and prior to January 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2010 and prior to the Distribution Date in April 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities
--------------------------------------------------------------------------------
                                                                               4

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Transaction:                   Banc of America Mortgage Securities,
                               Inc. Mortgage Pass-Through Certificates, Series
                               2003-D

Lead Manager (Book Runner):    Banc of America Securities LLC

Co-Managers:                   Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:           Bank of America, N.A.

Trustee:                       Wells Fargo Bank Minnesota, N.A.

Transaction Size:              $865,617,993

Securities Offered:            $140,923,000 Class 1-A-1 Certificates
                               $649,745,000 Class 2-A-1 Certificates
                               $51,316,000 Class 3-A-1 Certificates

Group 1 Collateral:            3/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:            5/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 24.96% of the Group
                               2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:            7/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:               Moody's Investor Service, Inc. and Standard &
                               Poor's (Class A Certificates) and Standard &
                               Poor's (Subordinate Certificates except for the Class B-6 Certificates)

Expected Pricing Date:         Week of April 7, 2003

Expected Closing Date:         April 24, 2003

Collection Period:             The calendar month preceding the current
                               Distribution Date

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of Amercia Securities LLC
--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Distribution Date:             25th of each month, or the next succeeding
                               business day (First Payment Date: May 27, 2003)

Cut-Off Date:                  April 1, 2003

Class A Certificates:          Class 1-A-1, 2-A-1, 3-A-1, 1-A-P, 2-A-P and
                               3-A-P Certificates (the "Class A Certificates").

Subordinate Certificates:      Class B-1, B-2, B-3, B-4, B-5 and B-6
                               Certificates (the "Class B Certificates"). The
                               Subordinate Certificates are not offered hereunder.

Group 1-A  Certificates:       Class 1-A-1

Group 2-A Certificates:        Class 2-A-1

Group 3-A Certificates:        Class 3-A-1

Class A-P Certificates:        Class 1-A-P, 2-A-P and 3-A-P

Day Count:                     30/360

Group 1, Group 2 and Group 3   25% CPR
Prepayment Speed:

Clearing:                      DTC, Clearstream and Euroclear

                                Original Certificate   Minimum     Incremental
Certificates:                            Form        Denominations Denominations
                                         ----        ------------- -------------
   Class 1-A-1, 2-A-1 and
   3-A-1                              Book Entry         $1,000         $1

SMMEA Eligibility:             The Class A Certificates and the Class B-1
                               Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:             All of the Offered Certificates are expected to
                               be ERISA eligible.

Tax Structure:                 REMIC

Optional Clean-up Call:        Any Distribution Date on or after which the
                               Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate
                               Principal Balance as of the Cut-Off Date
                               ("Cut-Off Date Pool Principal Balance").

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of Amercia Securities LLC
--------------------------------------------------------------------------------
                                                                               6

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Principal:                     Principal will be allocated to the certificates
                               according to the Priority of Distributions: The
                               Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A-1
                               Certificates until its class balance has been reduced to zero. The Group 1 Ratio Strip
                               Principal Amount will generally be allocated to the Class 1-A-P Certificates. The Group 2 Senior
                               Principal Distribution Amount will generally be allocated to the Group 2-A-1 Certificates until its class balance has been reduced to zero. The
                               Group 2 Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P
                               Certificates. The Group 3 Senior Principal
                               Distribution Amount will generally be allocated to the Group 3-A-1 Certificates until its class balance has been reduced to zero. The Group 3
                               Ratio Stripped Principal Amount will generally be allocated to the Class 3-A-P Certificates. The
                               Subordinate Principal Distribution Amounts will generally be allocated to the Subordinate
                               Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group
                               (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (other than the Class A-P
                               Certificates of such Group). (Please see the Priority of Distributions section.)

Interest Accrual:              Interest will accrue on each class of
                               Certificates (other than the Class A-P
                               Certificates; interest will accrue on the Class
                               1-A-P Certificates beginning in March 2006, on the Class 2-A-P Certificates beginning in March
                               2008 and on the Class 3-A-P Certificates beginning in March 2010) during each one-month period ending on the last day of the month preceding the month in which each Distribution
                               Date occurs (each, an "Interest Accrual Period").
                               The initial Interest Accrual Period will be deemed to have commenced on April 1, 2003.
                               Interest which accrues on such class of
                               Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest
                               Accrual Period are made on the first day of the Interest Accrual Period.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of Amercia Securities LLC
--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Administrative Fee:       The Administrative Fees with respect to the Trust are
                          payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of
                          (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                          Fee") and (b) fees paid to the Trustee. The
                          Administrative Fees will accrue on the Stated
                          Principal Balance of each Mortgage Loan at a rate (the
                          "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee
                          Fee Rate. The Trustee Fee Rate will be [0.003]% per annum. The Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:    The aggregate servicing compensation payable to the
                          Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest     As to any Mortgage Loan and Distribution Date, the
Rate:                     excess of its mortgage interest rate over the sum of
                          (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and
                          (iii) the applicable WIO Rate.

WIO Rate:                 The WIO Rate of a Mortgage Loan is the excess of its
                          mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for Loan Group 2 and [ ]% for Loan Group 3.
                          Notwithstanding the foregoing, for each Distribution
                          Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO Rate with respect to such Premium Mortgage Loan will be zero.

Adjusted Net WAC:         The Adjusted Net WAC of the Mortgage Loans of each
                          Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan Group, of (i) the Net
                          Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage
                          Loan of such Loan Group, of (i) the Non-Ratio Strip
                          Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                               8

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Pool Distribution         The Pool Distribution Amount for each Loan Group with
Amount:                   respect to any Distribution Date will be equal to the
                          sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan
                          Group, by foreclosure or otherwise, during the related
                          Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related
                          Collection Period; and (iv) any substitution adjustment payments in connection with any defective
                          Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                          Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:        The Senior Percentage for a Loan Group on any
                          Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance (Non-Ratio Strip Portion) of the related Loan Group for such date.

Subordinate               The Subordinate Percentage for a Loan Group for any
Percentage:               Distribution Date will equal 100% minus the Senior
                          Percentage for such Loan Group for such date.

Subordinate               The Subordinate Prepayment Percentage for a Loan Group
Prepayment                for any Distribution Date will equal 100% minus the
Percentage:               Senior Prepayment Percentage for such Loan Group for
                          such date.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Group 1, Group 2 and    For the following Distribution Dates, will be as
Group 3 Senior            follows:

                        Distribution Date              Senior Prepayment Percentage
                        -----------------              ----------------------------
Prepayment Percentage:
                        May 2003 through April 2010    100%;
                        May 2010 through April 2011    the applicable Senior Percentage plus,
                                                       70% of the applicable Subordinate
                                                       Percentage;
                        May 2011 through April 2012    the applicable Senior Percentage plus,
                                                       60% of the applicable Subordinate
                                                       Percentage;
                        May 2012 through April 2013    the applicable Senior Percentage plus,
                                                       40% of the applicable Subordinate
                                                       Percentage;
                        May 2013 through April 2014    the applicable Senior Percentage plus,
                                                       20% of the applicable Subordinate
                                                       Percentage;
                        May 2014 and thereafter        the applicable Senior Percentage;

                   provided, however,

                   (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P Certificates of all the loan groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                   (ii) if for each Group of Certificates on any Distribution Date prior to the May 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                   (iii) if for each Group of Certificates on or after the May
                         2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              10

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                             Preliminary Summary of Terms

Group 1 Discount Mortgage    Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                        Interest Rate on the closing date that is less than
                             [ %] per annum.

Group 1 Premium Mortgage     Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                        Interest Rate on the closing date that is equal to
                             or greater than [ %] per annum.

Group 2 Discount Mortgage    Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                        Interest Rate on the closing date that is less than
                             [ %] per annum.

Group 2 Premium Mortgage     Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                        Interest Rate on the closing date that is equal to
                             or greater than [ %] per annum.

Group 3 Discount Mortgage    Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                        Interest Rate on the closing date that is less than
                             [ %] per annum.

Group 3 Premium Mortgage     Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                        Interest Rate on the closing date that is equal to
                             or greater than [ %] per annum.

Non-Ratio Strip Percentage:  As to any Group 1 Discount Mortgage Loan, a
                             fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 1 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 2 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 3 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 3 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:      As to any Discount Mortgage Loan, 100% minus the
                             Non-Ratio Strip Percentage for such Mortgage Loan.
                             As to any Mortgage Loan that is not a Discount
                             Mortgage Loan, 0%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Ratio Strip Principal Amount:          As to any Distribution Date and any Loan
                                       Group, the sum of the applicable Ratio
                                       Strip Percentage of (a) the principal
                                       portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                                       Loan in such Loan Group on the related
                                       Due Date), (b) the Stated Principal
                                       Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing
                                       Agreement as of such Distribution Date,
                                       (c) any substitution adjustment payments in connection with any defective Mortgage
                                       Loan in such Loan Group received with
                                       respect to such Distribution Date, (d)
                                       any liquidation proceeds allocable to
                                       recoveries of principal of any Mortgage
                                       Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                       Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution.

Senior Principal Distribution Amount:  The Senior Principal Distribution Amount
                                       for a Loan Group for any Distribution
                                       Date will equal the sum of (i) the Senior
                                       Percentage of the applicable Non-Ratio
                                       Strip Percentage for such Loan Group of
                                       all amounts described in clauses (a)
                                       through (d) of the definition of "Ratio
                                       Strip Principal Amount" for such Loan
                                       Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution     The Subordinate Principal Distribution
Amount:                                Amount for a Loan Group for any
                                       Distribution Date will equal the sum of
                                       (i) the Subordinate Percentage for such
                                       Loan Group of the amounts described in
                                       clauses (a) and (d) of the definition of
                                       "Ratio Strip Principal Amount" for such
                                       Loan Group and such Distribution Date and
                                       (ii) the Subordinate Prepayment
                                       Percentage for such Loan group of the
                                       amounts described in clauses (e) and (f)
                                       of the definition of "Ratio Strip
                                       Principal Amount" for such Loan Group and
                                       such Distribution Date.
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              12

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                                 Credit Support

The Class B Certificates are Cross-Collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                             ----------------------
                                     Class A
                             Credit Support (2.65%)
                             ----------------------
                                    Class B-1
                             Credit Support (1.35%)
                             ----------------------
                                    Class B-2
               Priority of   Credit Support (0.85%)    Order of
                             ----------------------
                 Payment            Class B-3            Loss
                             Credit Support (0.50%)   Allocation
                             ----------------------
                                    Class B-4
                             Credit Support (0.30%)
                             ----------------------
                                    Class B-5
                             Credit Support (0.15%)
                             ----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             ----------------------


                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
--------------------------------------------------------------------------------
                              First, to the Trustee
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
       Second, to the Class SES and Class WIO Components of each Group to pay Interest;
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each group to pay Principal.
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
    Fifth, to the Class A-P Certificates of each group to pay any applicable
                        Ratio-Stripped Deferred Amounts;
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
      Sixth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
          Seventh, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              13

                            Bond Summary to Roll /(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          2.984       2.905      2.859       2.808      2.751       2.688      2.446
  Average Life (Years)                     2.650       2.275      2.101       1.936      1.780       1.633      1.240
  Modified Duration                        2.495       2.152      1.992       1.840      1.696       1.560      1.196
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             3/25/06     3/25/06    3/25/06     3/25/06    3/25/06     3/25/06    3/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.791       3.700      3.646       3.586      3.518       3.441      3.149
  Average Life (Years)                     4.224       3.289      2.904       2.563      2.262       1.996      1.376
  Modified Duration                        3.791       2.986      2.653       2.357      2.093       1.859      1.305
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             3/25/08     3/25/08    3/25/08     3/25/08    3/25/08     3/25/08    3/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.249       4.148      4.088       4.019      3.942       3.856      3.535
  Average Life (Years)                     5.529       3.953      3.369       2.880      2.471       2.130      1.402
  Modified Duration                        4.738       3.466      2.986       2.581      2.239       1.950      1.318
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             3/25/10     3/25/10    3/25/10     3/25/10    3/25/10     3/25/10    3/25/10
  Principal Payment Window (Months)          83         83          83         83          83         83          83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2006, March 2008 and March 2010, respectively.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              14

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------


                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.123       3.049      3.001       2.944      2.879       2.806      2.526
  Average Life (Years)                     10.750      5.241      4.025       3.212      2.635       2.208      1.406
  Modified Duration                        8.299       4.475      3.545       2.894      2.416       2.052      1.343
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             1/25/33     1/25/33    1/25/33     1/25/33    1/25/33     1/25/33    1/25/33
  Principal Payment Window (Months)         357         357        357         357        357         357        357

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.532       3.573      3.564       3.536      3.491       3.429      3.152
  Average Life (Years)                     11.072      5.358      4.102       3.265      2.672       2.235      1.417
  Modified Duration                        8.167       4.420      3.509       2.870      2.400       2.041      1.338
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             4/25/33     4/25/33    4/25/33     4/25/33    4/25/33     4/25/33    4/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.872       3.982      3.984       3.958      3.908       3.838      3.534
  Average Life (Years)                     11.014      5.328      4.080       3.248      2.659       2.225      1.412
  Modified Duration                        7.845       4.299      3.431       2.817      2.362       2.013      1.325
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             3/25/33     3/25/33    3/25/33     3/25/33    3/25/33     3/25/33    3/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359


  This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

  Banc of America Securities LLC
  ------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------------------
                                                               Collateral Summary         Range (if applicable)
                                                               ------------------         --------------------
Total Outstanding Loan Balance                                       $144,759,459

Total Number of Loans                                                         284

Average Loan Principal Balance                                       $    509,716        $324,036 to $1,000,000

WA Gross Coupon                                                             4.508%              4.000% to 5.375%

WA FICO                                                                       738                    624 to 819

WA Original Term (mos.)                                                       358                    180 to 360

WA Remaining Term (mos.)                                                      357                    177 to 360

WA OLTV                                                                     64.92%              14.12% to 90.00%

WA Months to First Rate Adjustment Date                                        35                      33 to 36

Gross Margin                                                                2.250%

WA Rate Ceiling                                                            10.508%            10.000% to 11.375%

Geographic Concentration of  Mortgaged Properties (Top           CA         71.25%
5 States) based on the Aggregate Stated Principal                IL          8.80%
Balance                                                          NC          2.73%
                                                                 TX          2.32%
                                                                 FL          1.98%
--------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              16

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

                 Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal           Cut-Off Date
                                    Mortgage                Balance as of           Pool Principal
         Occupancy                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                      265                 $135,416,159.74              93.55%
Second Home                             13                    6,900,169.52               4.77
Investor Property                        6                    2,443,129.46               1.69
----------------------------------------------------------------------------------------------------
           Total:                      284                 $144,759,458.72             100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                            Property Types of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal           Cut-Off Date
                                    Mortgage                Balance as of           Pool Principal
       Property Type                  Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                193                 $101,818,068.93              70.34%
PUD-Detached                            56                   27,458,593.04              18.97
Condominium                             17                    6,965,760.87               4.81
PUD-Attached                            10                    3,967,690.08               2.74
2-Family                                 3                    1,793,366.73               1.24
3-Family                                 2                    1,298,364.07               0.90
Townhouse                                2                    1,026,196.92               0.71
4-Family                                 1                      431,418.08               0.30
----------------------------------------------------------------------------------------------------
           Total:                      284                 $144,759,458.72             100.00%
====================================================================================================

                         Mortgage Loan Purpose of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal           Cut-Off Date
                                    Mortgage                Balance as of           Pool Principal
          Purpose                     Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Refinance-Rate/Term                    213                 $108,896,190.68               75.23%
Refinance-Cashout                       35                   18,491,337.39               12.77
 Purchase                               36                   17,371,930.65               12.00
----------------------------------------------------------------------------------------------------
           Total:                      284                 $144,759,458.72              100.00%
====================================================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              17

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                     Number Of            Stated Principal         Cut-Off Date
                                     Mortgage              Balance as of          Pool Principal
       Geographic Area                Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
California                              197                $103,142,043.79             71.25%
Illinois                                 25                  12,742,693.99              8.80
North Carolina                            9                   3,950,319.25              2.73
Texas                                     6                   3,357,080.11              2.32
Florida                                   7                   2,859,828.51              1.98
Washington                                5                   2,292,998.03              1.58
Colorado                                  4                   2,222,301.19              1.54
Maryland                                  4                   1,968,542.25              1.36
Virginia                                  4                   1,656,634.12              1.14
Nevada                                    3                   1,622,304.10              1.12
Arizona                                   3                   1,604,413.88              1.11
Georgia                                   3                   1,453,090.57              1.00
Massachusetts                             3                   1,124,935.96              0.78
South Carolina                            3                   1,113,507.88              0.77
Missouri                                  2                     947,141.10              0.65
Connecticut                               1                     749,000.00              0.52
Tennessee                                 1                     565,500.00              0.39
District of Columbia                      1                     381,052.00              0.26
New Jersey                                1                     348,500.00              0.24
Kansas                                    1                     332,071.99              0.23
New York                                  1                     325,500.00              0.22
----------------------------------------------------------------------------------------------------
           Total:                       284                $144,759,458.72            100.00%
====================================================================================================

(1) As of the Cut-Off Date, no more than approximately 3.56% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              18

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate               % of
                                     Number Of            Stated Principal        Cut-Off Date
Current Mortgage Loan                Mortgage              Balance as of         Pool Principal
Principal Balances ($)                Loans                Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                  24               $  8,135,822.24               5.62%
350,000.01 - 400,000.00                  68                 25,743,136.74              17.78
400,000.01 - 450,000.00                  39                 16,384,892.21              11.32
450,000.01 - 500,000.00                  39                 18,624,273.50              12.87
500,000.01 - 550,000.00                  23                 12,018,000.84               8.30
550,000.01 - 600,000.00                  23                 13,357,448.22               9.23
600,000.01 - 650,000.00                  26                 16,531,483.40              11.42
650,000.01 - 700,000.00                   7                  4,749,610.96               3.28
700,000.01 - 750,000.00                  17                 12,404,613.08               8.57
750,000.01 - 800,000.00                   2                  1,554,574.27               1.07
800,000.01 - 850,000.00                   2                  1,666,042.22               1.15
850,000.01 - 900,000.00                   1                    858,841.56               0.59
900,000.01 - 950,000.00                   3                  2,807,540.69               1.94
950,000.01 - 1,000,000.00                10                  9,923,178.79               6.85
----------------------------------------------------------------------------------------------------
           Total:                       284               $144,759,458.72             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $509,716.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              19

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                      Number Of           Stated Principal           Cut-Off Date
Original Loan-To-Value                Mortgage              Balance as of           Pool Principal
Ratios (%)                             Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
10.01 - 15.00                             1               $   359,536.59                  0.25%
20.01 - 25.00                             1                    641,173.60                 0.44
25.01 - 30.00                             2                  1,362,937.20                 0.94
30.01 - 35.00                             4                  2,313,298.87                 1.60
35.01 - 40.00                             9                  4,918,106.15                 3.40
40.01 - 45.00                             5                  3,701,492.83                 2.56
45.01 - 50.00                            14                  8,792,312.18                 6.07
50.01 - 55.00                            20                  9,194,627.13                 6.35
55.01 - 60.00                            30                 15,816,573.69                10.93
60.01 - 65.00                            34                 17,245,096.61                11.91
65.01 - 70.00                            45                 23,879,329.27                16.50
70.01 - 75.00                            27                 13,404,445.80                 9.26
75.01 - 80.00                            87                 41,250,615.06                28.50
80.01 - 85.00                             3                  1,117,829.93                 0.77
85.01 - 90.00                             2                    762,083.81                 0.53
-----------------------------------------------------------------------------------------------------
           Total:                       284               $144,759,458.72               100.00%
=====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 64.92%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                     Number Of            Stated Principal         Cut-Off Date
                                     Mortgage              Balance as of          Pool Principal
Mortgage Interest Rates (%)           Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
3.751 - 4.000                              3               $  1,193,503.20               0.82%
4.001 - 4.250                             51                 25,781,591.40              17.81
4.251 - 4.500                            122                 61,209,663.52              42.28
4.501 - 4.750                             91                 47,308,919.13              32.68
4.751 - 5.000                             11                  5,044,474.20               3.48
5.001 - 5.250                              5                  3,222,427.82               2.23
5.251 - 5.500                              1                    998,879.45               0.69
----------------------------------------------------------------------------------------------------
           Total:                        284               $144,759,458.72             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.508%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              20

                   Gross Margins of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Gross Margin (%)                       Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.250                                            284            $144,759,458.72             100.00%
----------------------------------------------------------------------------------------------------
           Total:                                284            $144,759,458.72             100.00%
====================================================================================================

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of             Stated Principal         Cut-Off Date
      Maximum Lifetime              Mortgage                Balance as of         Pool Principal
Mortgage Interest Rates (%)           Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
9.751 - 10.000                                     3            $  1,193,503.20                0.82%
10.001 - 10.250                                   51              25,781,591.40               17.81
10.251 - 10.500                                  122              61,209,663.52               42.28
10.501 - 10.750                                   91              47,308,919.13               32.68
10.751 - 11.000                                   11               5,044,474.20                3.48
11.001 - 11.250                                    5               3,222,427.82                2.23
11.251 - 11.500                                    1                 998,879.45                0.69
----------------------------------------------------------------------------------------------------
           Total:                                284            $144,759,458.72              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.508%.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of              Stated Principal         Cut-Off Date
First Rate Adjustment               Mortgage                Balance as of         Pool Principal
        Date                          Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
January 1, 2006                                    1            $    590,284.49                0.41%
February 1, 2006                                   2                 837,676.81                0.58
March 1,2006                                     186              93,739,874.32               64.76
April 1, 2006                                     95              49,591,623.10               34.26
----------------------------------------------------------------------------------------------------
          Total:                                 284            $144,759,458.72              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              21

                Remaining Terms of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
Remaining Term (Months)               Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
161 - 180                                          3            $  1,504,741.19                1.04%
341 - 360                                        281             143,254,717.53               98.96
----------------------------------------------------------------------------------------------------
          Total:                                 284            $144,759,458.72              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
       Credit Scores                  Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
801 - 850                                          5            $  2,154,369.65                1.49%
751 - 800                                        116              59,565,325.63               41.15
701 - 750                                        116              60,877,880.80               42.05
651 - 700                                         37              17,879,758.09               12.35
601 - 650                                         10               4,282,124.55                2.96
----------------------------------------------------------------------------------------------------
          Total:                                 284            $144,759,458.72              100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              22

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 24.96% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                      Collateral Summary         Range (if applicable)
                                                      ------------------         ---------------------
Total Outstanding Loan Balance                                $668,122,326

Total Number of Loans                                                 1289

Average Loan Principal Balance                                $    518,326       $322,701 to $1,218,534

WA Gross Coupon                                                      5.016%             3.750% to 6.000%

WA FICO                                                                741                   620 to 821

WA Original Term (mos.)                                                359                   120 to 360

WA Remaining Term (mos.)                                               358                   119 to 360

WA OLTV                                                              64.66%             13.08% to 90.00%

WA Months to First Rate Adjustment Date                                 59
                                                                                               55 to 60

Gross Margin                                                         2.250%

WA Rate Ceiling                                                     10.016%            8.750% to 11.000%

Geographic Concentration of  Mortgaged                CA             74.72%
Properties (Top 5 States) based on the Aggregate      IL              5.65%
Stated Principal Balance                              FL              2.71%
                                                      VA              2.07%
                                                      MD              1.64%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------
                                           Aggregate             % of
                         Number Of      Stated Principal      Cut-Off Date
                         Mortgage        Balance as of       Pool Principal
        Occupancy         Loans          Cut-Off Date           Balance
----------------------------------------------------------------------------
Primary Residence             1,243        $645,423,258.23            96.60%
Second Home                      40          20,148,583.43             3.02
Investor Property                 6           2,550,484.43             0.38
----------------------------------------------------------------------------
          Total:              1,289        $668,122,326.09           100.00%
============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

----------------------------------------------------------------------------
                                           Aggregate             % of
                         Number Of      Stated Principal      Cut-Off Date
                         Mortgage        Balance as of       Pool Principal
        Property Type     Loans          Cut-Off Date           Balance
----------------------------------------------------------------------------
Single Family Residence         838        $445,558,718.33            66.69%
PUD-Detached                    305         156,686,834.02            23.45
Condominium                     105          48,378,620.35             7.24
PUD-Attached                     35          14,256,898.43             2.13
2-Family                          3           2,006,786.14             0.30
Townhouse                         2             767,468.82             0.11
Co-Op                             1             467,000.00             0.07
----------------------------------------------------------------------------
          Total:              1,289        $668,122,326.09           100.00%
============================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans

----------------------------------------------------------------------------
                                           Aggregate             % of
                         Number Of      Stated Principal      Cut-Off Date
                         Mortgage        Balance as of       Pool Principal
        Purpose           Loans          Cut-Off Date           Balance
----------------------------------------------------------------------------
Refinance-Rate/Term             828        $440,860,496.03            65.98%
Purchase                        275         137,407,970.39            20.57
Refinance-Cashout               186          89,853,859.67            13.45
----------------------------------------------------------------------------
          Total:              1,289        $668,122,326.09           100.00%
============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              24

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                    Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate               % of
                          Number Of      Stated Principal       Cut-Off Date
                          Mortgage         Balance as of       Pool Principal
      Geographic Area       Loans          Cut-Off Date             Balance
--------------------------------------------------------------------------------
California                        964         $499,225,316.53             74.72%
Illinois                           70           37,769,497.74              5.65
Florida                            34           18,126,841.21              2.71
Virginia                           27           13,837,448.94              2.07
Maryland                           22           10,972,725.99              1.64
North Carolina                     16            8,274,639.97              1.24
Washington                         16            7,717,795.54              1.16
Texas                              14            7,257,692.58              1.09
Massachusetts                      13            7,144,944.01              1.07
Georgia                            15            7,028,199.97              1.05
Arizona                            13            6,668,449.72              1.00
Colorado                           13            6,623,489.73              0.99
South Carolina                     11            6,162,316.92              0.92
Nevada                             12            5,478,626.67              0.82
District of Columbia                7            3,465,829.30              0.52
Tennessee                           6            3,408,828.79              0.51
Wisconsin                           6            2,860,000.00              0.43
Missouri                            5            2,783,673.59              0.42
Oregon                              5            2,700,577.02              0.40
Connecticut                         5            2,624,296.47              0.39
New Mexico                          4            2,498,667.18              0.37
New York                            2            1,187,000.00              0.18
Minnesota                           1              992,610.13              0.15
Kansas                              2              821,206.25              0.12
New Jersey                          1              523,676.33              0.08
Pennsylvania                        1              479,423.25              0.07
Ohio                                1              395,454.41              0.06
Indiana                             1              376,547.01              0.06
Arkansas                            1              360,000.00              0.05
Vermont                             1              356,550.84              0.05
--------------------------------------------------------------------------------
          Total:                1,289         $668,122,326.09            100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.93% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America LLC
--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------
BoAMS 2003-D $841,984,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate               % of
                            Number Of      Stated Principal       Cut-Off Date
Current Mortgage Loan       Mortgage         Balance as of       Pool Principal
Principal Balances ($)        Loans          Cut-Off Date             Balance
--------------------------------------------------------------------------------

  300,000.01 -   350,000.00        87        $ 29,500,894.30              4.42%
  350,000.01 -   400,000.00       255          96,219,609.43             14.40
  400,000.01 -   450,000.00       232          99,190,814.52             14.85
  450,000.01 -   500,000.00       212         101,249,822.00             15.15
  500,000.01 -   550,000.00       113          59,545,559.67              8.91
  550,000.01 -   600,000.00        92          53,293,102.70              7.98
  600,000.01 -   650,000.00        69          43,436,712.88              6.50
  650,000.01 -   700,000.00        40          27,304,608.43              4.09
  700,000.01 -   750,000.00        73          53,639,295.10              8.03
  750,000.01 -   800,000.00        26          20,352,795.55              3.05
  800,000.01 -   850,000.00        16          13,273,422.09              1.99
  850,000.01 -   900,000.00        19          16,842,152.54              2.52
  900,000.01 -   950,000.00         9           8,322,811.22              1.25
  950,000.01 - 1,000,000.00        43          42,663,731.16              6.39
1,000,000.01 - 1,500,000.00         3           3,286,994.50              0.49
-------------------------------------------------------------------------------
          Total:                1,289        $668,122,326.09            100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $518,326.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              26

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal           Cut-Off Date
Original Loan-To-Value               Mortgage              Balance as of            Pool Principal
Ratios (%)                            Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
10.01 - 15.00                             1               $    509,401.24                 0.08%
15.01 - 20.00                            10                  6,216,718.45                 0.93
20.01 - 25.00                             7                  3,806,400.00                 0.57
25.01 - 30.00                            21                 11,792,513.10                 1.77
30.01 - 35.00                            32                 17,330,541.89                 2.59
35.01 - 40.00                            25                 13,223,992.65                 1.98
40.01 - 45.00                            43                 23,904,214.13                 3.58
45.01 - 50.00                            71                 43,162,323.50                 6.46
50.01 - 55.00                            80                 43,883,595.54                 6.57
55.01 - 60.00                           101                 54,178,334.72                 8.11
60.01 - 65.00                           109                 56,520,799.48                 8.46
65.01 - 70.00                           195                103,491,203.44                15.49
70.01 - 75.00                           155                 85,841,657.79                12.85
75.01 - 80.00                           433                201,716,459.12                30.19
80.01 - 85.00                             2                    751,502.01                 0.11
85.01 - 90.00                             4                  1,792,669.03                 0.27
----------------------------------------------------------------------------------------------------
          Total:                      1,289               $668,122,326.09               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.66%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              27

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of            Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Mortgage Interest Rates (%)           Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
3.501 - 3.750                                      4           $  1,699,043.32                 0.25%
3.751 - 4.000                                      2              1,008,959.40                 0.15
4.001 - 4.250                                     21             11,275,957.72                 1.69
4.251 - 4.500                                     52             26,732,186.73                 4.00
4.501 - 4.750                                    208            106,574,265.69                15.95
4.751 - 5.000                                    451            235,091,066.69                35.19
5.001 - 5.250                                    347            181,962,281.84                27.23
5.251 - 5.500                                    164             83,077,627.89                12.43
5.501 - 5.750                                     32             17,331,851.95                 2.59
5.751 - 6.000                                      8              3,369,084.86                 0.50
----------------------------------------------------------------------------------------------------
           Total:                              1,289           $668,122,326.09               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.016%.

                   Gross Margins of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Gross Margin (%)                      Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
2.250                                          1,289           $668,122,326.09              100.00%
----------------------------------------------------------------------------------------------------
          Total:                               1,289           $668,122,326.09              100.00%
====================================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              28

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
     Maximum Lifetime              Number Of             Stated Principal          Cut-Off Date
Mortgage Interest Rates             Mortgage               Balance as of          Pool Principal
          (%)                         Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
8.501 - 8.750                                      4           $  1,699,043.32                 0.25%
8.751 - 9.000                                      2              1,008,959.40                 0.15
9.001 - 9.250                                     21             11,275,957.72                 1.69
9.251 - 9.500                                     52             26,732,186.73                 4.00
9.501 - 9.750                                    208            106,574,265.69                15.95
9.751 - 10.000                                   451            235,091,066.69                35.19
10.001 - 10.250                                  347            181,962,281.84                27.23
10.251 - 10.500                                  164             83,077,627.89                12.43
10.501 - 10.750                                   32             17,331,851.95                 2.59
10.751 - 11.000                                    8              3,369,084.86                 0.50
----------------------------------------------------------------------------------------------------
          Total:                               1,289           $668,122,326.09               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.016%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                                       Statistical Principal       Cut-Off Date
First Rate Adjustment               Number of              Balance as of          Pool Principal
        Date                     Mortgage Loans             Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
November 1, 2007                                    1          $    637,541.38                 0.10%
December 1, 2007                                    1               746,455.83                 0.11
January 1, 2008                                     3             2,016,512.78                 0.30
February 1, 2008                                    7             3,686,241.20                 0.55
March 1, 2008                                     802           416,505,393.25                62.34
April 1, 2008                                     475           244,530,181.65                36.60
----------------------------------------------------------------------------------------------------
          Total:                                1,289          $668,122,326.09               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              29

                          Remaining Terms of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Remaining Term (Months)               Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
101 - 120                               2               $    809,152.99                 0.12%
161 - 180                               5                  2,787,118.52                 0.42
221 - 240                               2                    995,000.00                 0.15
281 - 300                               2                    749,028.06                 0.11
341 - 360                           1,278                662,782,026.52                99.20
----------------------------------------------------------------------------------------------------
          Total:                    1,289               $668,122,326.09               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

                   Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
       Credit Scores                  Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
801 - 850                              34              $ 17,587,528.22                  2.63%
751 - 800                             578               299,150,140.86                 44.77
701 - 750                             471               243,932,949.49                 36.51
651 - 700                             175                92,767,705.51                 13.88
601 - 650                              30                14,314,958.69                  2.14
Not Scored                              1                   369,043.32                  0.06
----------------------------------------------------------------------------------------------------
          Total:                    1,289              $668,122,326.09                100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              30

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

----------------------------------------------------------------------------------------------------------------
                                                              Collateral Summary         Range (if applicable)
                                                              ------------------         -----------------------
Total Outstanding Loan Balance                                       $52,736,208

Total Number of Loans                                                         99

Average Loan Principal Balance                                       $   532,689         $325,400 to $996,808

WA Gross Coupon                                                            5.498%             4.500% to 6.375%

WA FICO                                                                      736                   621 to 807

WA Original Term (mos.)                                                      359                   180 to 360

WA Remaining Term (mos.)                                                     358                   179 to 360

WA OLTV                                                                    61.32%             17.88% to 90.00%

WA Months to First Adjustment Date                                            83                     81 to 84

Gross Margin                                                               2.250%

WA Rate Ceiling                                                           10.498%            9.500% to 11.375%

Geographic Concentration of  Mortgaged Properties (Top          CA         62.22%
5 States) based on the Aggregate Stated Principal               MD          6.60%
Balance                                                         VA          5.46%
                                                                FL          4.60%
                                                                DC          3.59%
----------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              31

                 Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal           Cut-Off Date
                                    Mortgage               Balance as of           Pool Principal
         Occupancy                    Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
Primary Residence                      95               $49,567,171.46                  93.99%
Second Home                             4                 3,169,036.33                   6.01
----------------------------------------------------------------------------------------------------
          Total:                       99               $52,736,207.79                 100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                            Property Types of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                   Number Of             Stated Principal           Cut-Off Date
                                    Mortgage               Balance as of           Pool Principal
       Property Type                  Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                73               $37,791,239.10                  71.66%
PUD-Detached                           20                11,565,676.04                  21.93
Condominium                             3                 1,956,832.35                   3.71
PUD-Attached                            2                   954,201.06                   1.81
2-Family                                1                   468,259.24                   0.89
----------------------------------------------------------------------------------------------------
           Total:                      99               $52,736,207.79                 100.00%
====================================================================================================

                         Mortgage Loan Purpose of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                   Number Of             Stated Principal           Cut-Off Date
                                    Mortgage               Balance as of           Pool Principal
          Purpose                     Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
Refinance-Rate/Term                    64               $34,002,907.81                  64.48%
Purchase                               22                12,603,268.73                  23.90
Refinance-Cashout                      13                 6,130,031.25                  11.62
----------------------------------------------------------------------------------------------------
           Total:                      99               $52,736,207.79                 100.00%
====================================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              32

              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number Of       Stated Principal       Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
   Geographic Area          Loans            Cut-Off Date            Balance
-------------------------------------------------------------------------------
California                     61           $32,813,475.90             62.22%
Maryland                        7             3,480,201.41              6.60
Virginia                        6             2,880,275.44              5.46
Florida                         4             2,426,704.39              4.60
District of Columbia            4             1,891,464.92              3.59
North Carolina                  2             1,365,100.70              2.59
Nevada                          2             1,333,507.44              2.53
Georgia                         3             1,296,396.68              2.46
Illinois                        2               967,849.02              1.84
Texas                           2               868,966.81              1.65
Wisconsin                       1               750,000.00              1.42
Minnesota                       1               675,149.49              1.28
Idaho                           1               610,000.00              1.16
South Carolina                  1               519,457.09              0.99
Connecticut                     1               483,908.04              0.92
New Jersey                      1               373,750.46              0.71
-----------------------------------------------------------------------------
           Total:              99           $52,736,207.79            100.00%
=============================================================================


(1) As of the Cut-Off Date, no more than approximately 3.11% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              33

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                Aggregate             % of
                             Number Of       Stated Principal     Cut-Off Date
Current Mortgage Loan         Mortgage         Balance as of     Pool Principal
Principal Balances ($)         Loans           Cut-Off Date          Balance
-------------------------------------------------------------------------------
300,000.01 - 350,000.00            4         $1,340,694.19           2.54%
350,000.01 - 400,000.00           20          7,535,668.02          14.29
400,000.01 - 450,000.00           14          5,946,950.76          11.28
450,000.01 - 500,000.00           15          7,127,369.45          13.52
500,000.01 - 550,000.00           10          5,375,295.69          10.19
550,000.01 - 600,000.00           10          5,815,939.87          11.03
600,000.01 - 650,000.00            4          2,495,583.67           4.73
650,000.01 - 700,000.00            8          5,390,857.90          10.22
700,000.01 - 750,000.00            6          4,382,494.41           8.31
750,000.01 - 800,000.00            2          1,599,103.56           3.03
850,000.01 - 900,000.00            1            859,058.68           1.63
900,000.01 - 950,000.00            2          1,884,105.82           3.57
950,000.01 - 1,000,000.00          3          2,983,085.77           5.66
-------------------------------------------------------------------------------
           Total:                 99        $52,736,207.79         100.00%
===============================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $532,689.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              34

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                             Aggregate              % of
                           Number Of      Stated Principal      Cut-Off Date
Original Loan-To-Value     Mortgage         Balance as of      Pool Principal
Ratios (%)                  Loans           Cut-Off Date           Balance
-----------------------------------------------------------------------------
15.01 - 20.00                1           $   480,409.99             0.91%
20.01 - 25.00                2             1,236,058.68             2.34
25.01 - 30.00                2               766,616.14             1.45
30.01 - 35.00                1               947,584.63             1.80
35.01 - 40.00                5             2,365,353.24             4.49
40.01 - 45.00                7             5,248,854.97             9.95
45.01 - 50.00                8             3,669,977.78             6.96
50.01 - 55.00                6             3,051,662.91             5.79
55.01 - 60.00               10             4,795,776.61             9.09
60.01 - 65.00                9             4,630,578.72             8.78
65.01 - 70.00               10             5,149,130.81             9.76
70.01 - 75.00               13             7,585,035.03            14.38
75.01 - 80.00               24            12,327,271.94            23.38
85.01 - 90.00                1               481,896.34             0.91
-----------------------------------------------------------------------------
           Total:           99           $52,736,207.79           100.00%
=============================================================================



(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 61.32%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              35

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Mortgage Interest Rates (%)           Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
4.251 - 4.500                                     1             $   417,849.02                 0.79%
4.501 - 4.750                                     3               1,495,264.37                 2.84
4.751 - 5.000                                     7               3,691,733.59                 7.00
5.001 - 5.250                                     9               5,631,190.32                10.68
5.251 - 5.500                                    31              17,654,246.62                33.48
5.501 - 5.750                                    35              18,177,457.49                34.47
5.751 - 6.000                                    11               4,955,749.18                 9.40
6.001 - 6.250                                     1                 367,642.32                 0.70
6.251 - 6.500                                     1                 345,074.88                 0.65
----------------------------------------------------------------------------------------------------
           Total:                                99             $52,736,207.79               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.498%

                   Gross Margins of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Gross Margins (%)                     Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
2.250                                            99             $52,736,207.79              100.00%
----------------------------------------------------------------------------------------------------
           Total:                                99             $52,736,207.79              100.00%
====================================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              36

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
     Maximum Lifetime               Mortgage               Balance as of          Pool Principal
Mortgage Interest Rates (%)           Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
9.251 - 9.500                                     1             $   417,849.02                 0.79%
9.501 - 9.750                                     3               1,495,264.37                 2.84
9.751 - 10.000                                    7               3,691,733.59                 7.00
10.001 - 10.250                                   9               5,631,190.32                10.68
10.251 - 10.500                                  31              17,654,246.62                33.48
10.501 - 10.750                                  35              18,177,457.49                34.47
10.751 - 11.000                                  11               4,955,749.18                 9.40
11.001 - 11.250                                   1                 367,642.32                 0.70
11.251 - 11.500                                   1                 345,074.88                 0.65
----------------------------------------------------------------------------------------------------
           Total:                                99             $52,736,207.79               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.498%.

             Next Adjustment Date of the Group 3 Mortgage Loans (1)

---------------------------------------------------------------------------------------------------
                                                            Aggregate                  % of
                                   Number Of            Stated Principal          Cut-Off Date
                                    Mortgage              Balance as of          Pool Principal
    Next Adjustment Date              Loans               Cut-Off Date                Balance
---------------------------------------------------------------------------------------------------
January 1, 2010                                   4            $ 2,429,354.99                 4.61%
February 1, 2010                                  2              1,425,387.56                 2.70
March 1, 2010                                    57             29,139,970.24                55.26
April 1, 2010                                    36             19,741,495.00                37.43
---------------------------------------------------------------------------------------------------
           Total:                                99            $52,736,207.79               100.00%
===================================================================================================

(1) As of the Cut-Off Date, the weighted average months to the Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                              37

                Remaining Terms of the Group 3 Mortgage Loans (1)

---------------------------------------------------------------------------------------------------
                                                            Aggregate                 % of
                                   Number Of            Stated Principal          Cut-Off Date
                                    Mortgage              Balance as of          Pool Principal
Remaining Term (Months)               Loans               Cut-Off Date               Balance
---------------------------------------------------------------------------------------------------
161 - 180                                         1            $   414,778.36                 0.79%
341 - 360                                        98             52,321,429.43                99.21
---------------------------------------------------------------------------------------------------
           Total:                                99            $52,736,207.79               100.00%
===================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                 % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
       Credit Scores                  Loans                Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
801 - 850                                         3             $ 2,362,211.37                 4.48%
751 - 800                                        38              19,880,541.69                37.70
701 - 750                                        37              20,003,739.20                37.93
651 - 700                                        17               8,580,600.81                16.27
601 - 650                                         4               1,909,114.72                 3.62
----------------------------------------------------------------------------------------------------
           Total:                                99             $52,736,207.79               100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
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